EXHIBIT 10
EXECUTION COPY
     FIRST AMENDMENT AND WAIVER dated as of August 16, 2007 (this “Amendment”), to the FIVE-YEAR CREDIT AGREEMENT dated as of June 21, 2006 (as amended, supplemented or otherwise modified from time to time the “Credit Agreement”), among PALL CORPORATION (the “Company”), the Subsidiaries of the Company named on the signature pages thereto, the LENDERS from time to time party thereto, JPMORGAN CHASE BANK, N.A., as facility agent for the Lenders (the “Facility Agent”) and J.P. MORGAN EUROPE LIMITED, as London agent for the Lenders (the “London Agent” and, together with the Facility Agent, the “Agents”).
          WHEREAS the Company has informed the Agents and the Lenders that (a) it believes that it has understated its U.S. income tax payments and its provision for income taxes, (b) the understatement relates to the taxation of certain intercompany payable balances that mainly resulted from sales of products by a foreign subsidiary of the Company to a U.S. subsidiary of the Company, (c) as of the date of this Amendment, the Company expects its liability in respect of the foregoing will be approximately $130,000,000 plus interest and penalties, (d) the amount of additional tax provisions required to be recorded by the Company has not been determined as of the date of this Amendment and (e) the Company expects that it will be required to restate some or all of its financial statements for the fiscal years 1999 through 2006 and each of the fiscal quarters ended October 31, 2006, January 31, 2007, and April 30, 2007 and that, for its fiscal year ended July 31, 2007, it may be required to report one or more material weaknesses in its internal control over financial reporting (the matters referred to in this paragraph being called the “Specified Matters”).
          WHEREAS the Company has further informed the Agents and the Lenders that, as a result of the Specified Matters, (a) certain certifications, representations and warranties of the Company contained in or made pursuant to the Credit Agreement or other Loan Documents (or any document delivered in connection therewith) may have been inaccurate when made or may not be accurate if required to be made in the event of additional borrowings under the Credit Agreement, (b) the covenants set forth in Sections 5.01, 5.02, 5.03, 5.04, 5.08 or 5.09 of the Credit Agreement may have been violated, (c) certain defaults may have occurred under other credit agreements, debt indentures or ISDA agreements of the Company, (d) the Company expects that it may not be able to deliver its Annual Report on Form 10-K for the fiscal year ended July 31, 2007 (the “Affected Annual Report”) or its Quarterly Report on Form 10-Q for its fiscal quarter ending October 31, 2007 (the “Affected Quarterly Report”), to the Facility Agent as and when it is required to do so by Section 5.01 of the Credit Agreement and (e) the foregoing inaccuracies, violations and other matters may, if not waived by the Lenders, have resulted in or will result in Events of Default pursuant to Section 7.01 of the Credit Agreement.
          WHEREAS the Company has requested that the Lenders waive, and the Lenders have agreed to waive, certain Defaults and failures of conditions precedent arising from the Specified Matters and the Company has requested that the Lenders amend, and the Lenders have agreed to amend, Section 5.01 to extend the period of time during which the Company must deliver the Affected Annual Report and Affected Quarterly Report on the terms and subject to the conditions set forth herein.
          NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. Each capitalized term used and not defined herein shall have the meaning assigned to it in the Credit Agreement (as modified hereby).
          SECTION 2. Waiver. Effective as of the First Amendment and Waiver Effective Date (as defined below), the Lenders hereby waive (a) all breaches of representations and warranties under the Credit Agreement, Defaults caused by violations of Sections 5.01, 5.02, 5.03, 5.04, 5.08 and 5.09 of the Credit Agreement and failures to satisfy conditions precedent set forth in Section 4.02 of the Credit Agreement (including conditions precedent to any further borrowing under the Credit Agreement) resulting from the Specified Matters and (b) any Default that may occur pursuant to Section 7.01(e)(i)(B) or 7.01(e)(ii)(A) of the Credit Agreement as a result of violations of the Other Debt Agreements (as defined below) due to (i) the Specified Matters or (ii) the failure to file with the Securities and Exchange Commission or to transmit to holders thereunder the Affected Annual Report or the Affected Quarterly Report as and when required by the terms thereof (A) in the case of the Other Debt Agreements (other than the Material Debt Agreements (as defined below)) until October 31, 2007 and (B) in the case of the Material Debt Agreements, until September 6, 2007.
          SECTION 3. Amendment to Section 5.01. Effective as of the First Amendment and Waiver Effective Date, Section 5.01 of the Credit Agreement is hereby amended by:
          (a) replacing paragraph (a) of such Section with the following paragraph:
          (a) (i) with respect to each Fiscal Year of the Company (other than the Fiscal Year ended July 31, 2007), as soon as available, but in any event within 90 days after the end of each such Fiscal Year or at such earlier time as the SEC may require the Company to deliver its Form 10-K (commencing with the Fiscal Year ended July 31, 2006) and (ii) with respect to the Fiscal Year of the Company ended July 31, 2007, as soon as available, but in any event by December 31, 2007, a consolidated balance sheet of the Company and the Subsidiaries as at the end of such Fiscal Year, and the related consolidated statements of earnings, shareholders’ equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required

Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such financial statement audit; provided that (i) the requirements of this paragraph shall be deemed satisfied by delivery within the time period specified above of (A) a copy of the Company’s Annual Report on Form 10-K for such Fiscal Year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) (“Form 10-K”) prepared in accordance with the requirements therefor and filed with the SEC or (B) a notice setting forth a written reference to a website that contains such Form 10-K (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) and (ii) on or prior to September 30, 2007, the Company shall deliver to the Facility Agent, in form and detail reasonably satisfactory to the Facility Agent and the Lenders, an unaudited condensed consolidated statement of earnings before interest and taxes, setting forth in comparative form the figures for the previous Fiscal Year, and balance sheet highlights comprised of accounts receivable, inventory and indebtedness, in each case with respect to the Company and its Subsidiaries as of and for the Fiscal Year ended July 31, 2007; and
          (b) replacing paragraph (b) of such Section with the following paragraph:
          (b) (i) with respect to each of the first three fiscal quarters of the Company in any Fiscal Year (other than the fiscal quarter ending October 31, 2007), as soon as available, but in any event within 45 days after the end of each such fiscal quarter or at such earlier time as the SEC may require the Company to deliver its Form 10-Q (commencing with the fiscal quarter ended October 31, 2006) and (ii) with respect to the fiscal quarter of the Company ending October 31, 2007, as soon as available, but in any event by December 31, 2007, (A) a consolidated balance sheet of the Company and the Subsidiaries as at the end of such quarter and (B) consolidated statements of earnings of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the Fiscal Year ending with such quarter, and a statement of cash flows for the portion of the Fiscal Year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous Fiscal Year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein, and certified by a Responsible Officer of the Company as fairly presenting, in all material respects, the financial position of the Company and its Subsidiaries being reported on and their results of operations and cash flows, subject to the changes resulting from year-end adjustments; provided that (i) the requirements of this paragraph shall be deemed satisfied by delivery within the time period specified above of (A) a copy of the Company’s Quarterly Report on Form 10-Q (“Form 10-Q”) prepared in compliance with the requirements therefor and filed with the SEC or (B) a notice setting forth a written reference to a website that contains such Form 10-Q and (ii) on or prior to December 10, 2007, the Company shall deliver to the Facility Agent, in form and detail reasonably satisfactory to the Facility Agent and the Lenders, an unaudited condensed consolidated statement of earnings before interest and taxes, setting forth in comparative form the figures for the corresponding period in the previous Fiscal Year, and balance sheet highlights comprised of accounts receivable, inventory and indebtedness, in each case with respect to the Company and its Subsidiaries as of and for the fiscal quarter ending October 31, 2007.
          SECTION 4. Limitation on Waiver and Amendment. The waivers set forth in Section 2 extend only to the provisions referred to therein and shall not, directly or by implication, constitute a waiver of any other provision of the Credit Agreement. Such waivers and the amendments set forth in Section 3 shall automatically expire and be of no further force or effect, with the same effect as if they had not been granted, without the necessity of any action by the Agents or any Lender, if:
          (a) at any time (i) any Default or Event of Default (other than those waived pursuant to Section 2) occurs under the Credit Agreement, (ii) the Facility Agent, acting at the direction of the Required Lenders, provides written notice to the Company that the Required Lenders have become aware, after the date of this Amendment, of information that, in the Required Lenders’ reasonable judgment, renders assertions made by the Company as of the date of this Amendment with respect to the Specified Matters incorrect or misleading in any material respect or indicates that the liabilities expected to be incurred by the Company and its Subsidiaries in connection with the Specified Matters will exceed $225,000,000, (iii) the Company shall have become aware that the trustee or the holders of notes issued under the Indenture dated as of August 1, 2002 (the “Indenture”), among the Company, the guarantors party thereto and The Bank of New York, as trustee, or the lenders or the Company’s counterparties under the Material Debt Agreements or any other agreement governing Indebtedness of the Company or its Subsidiaries (and together with the Indenture and the Material Debt Agreements, the “Other Debt Agreements”) (A) shall have declared the unpaid principal amount of the notes or the loans or the other obligations thereunder, as the case may be, immediately due and payable or (B) are unwilling to grant a waiver of any violation or default existing under the Other Debt Agreements, as the case may be, or condition such waiver on the payment of a waiver, consent or similar fee or the modification of the terms and covenants of the Other Debt Agreements, as the case may be, except that the Company shall not be prohibited from paying a consent fee to the holders of notes under the Indenture;
          (b) on or prior to September 6, 2007, the Company shall have failed to deliver to the Facility Agent, counterparts of waivers of any violations or defaults under the Material Debt Agreements duly executed and delivered by each of the parties thereto;
          (c) on or prior to October 31, 2007, the Company shall have failed to deliver to the Facility Agent, counterparts of waivers of any violations or defaults under the Other Debt Agreements, other than the Material Debt Agreements, duly executed and delivered by each of the parties thereto; or
           (d) The following agreements constitute the “Material Debt Agreements”: (i) the Second Amended and Restated Term Note, dated as of June

20, 2007 (the “Yen Term Note”), among the Company and Bank of America, N.A., (ii) the ISDA Master Agreement and the related Schedule thereto, each dated as of October 15, 1997 (the “Bank of America ISDA”), between Fleet National Bank and Pall Corporation; and (iii) the ISDA Master Agreement and the related Schedule thereto, each dated as of September 13, 2005 (the “Wachovia ISDA”), between Wachovia Bank, National Association and Pall Netherlands B.V., as supplemented by the Amended and Restated Cross Currency Rate Swap Transaction Confirmation, dated August 25, 2005, between Wachovia Bank, National Association and Pall Netherlands B.V., and the Credit Support Document dated as of September 13, 2005, between Wachovia Bank, National Association and the Company.
          SECTION 5. Representations and Warranties. The Company hereby represents and warrants to the Agents and the Lenders that, as of the First Amendment and Waiver Effective Date and after giving effect hereto:
          (a) This Amendment has been duly authorized, executed and delivered by the Company, and each of this Amendment and the Credit Agreement (as modified hereby) constitutes the Company’s legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent enforcement may be limited by applicable bankruptcy, reorganization, moratorium, insolvency and similar laws affecting creditors’ rights generally or by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.
          (b) Except for the Specified Matters, all representations and warranties of each Loan Party contained in the Loan Documents (as modified hereby) are true and correct in all material respects on and as of the First Amendment and Waiver Effective Date (except with respect to representations and warranties expressly made only as of an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).
          (c) Except for the Specified Matters, no Default or Event of Default has occurred and is continuing.
          SECTION 6. Effectiveness. This Amendment shall become effective on the first date (the “First Amendment and Waiver Effective Date”) on which the Facility Agent shall have received counterparts hereof duly executed and delivered by the Company and the Required Lenders.
          SECTION 7. No Amendments or Other Waivers; Confirmation. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other

Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document.
          (b) On and after the First Amendment and Waiver Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed a reference to the Credit Agreement as modified hereby.
          SECTION 8. Expenses. The Company agrees to reimburse the Agents for their out-of-pocket expenses in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of counsel for the Agents.
          SECTION 9. Governing Law; Counterparts. (a) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
          (b) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, an all such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be as effective as delivery of a manually executed counterpart hereof.
          SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment and Waiver to be duly executed by their duly authorized officers, all as of the date and year first above written.

PALL CORPORATION,
by	/s/ LISA MCDERMOTT
	Name:	Lisa McDermott
	Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Facility Agent and as a Lender,
by	/s/ TARA LYNNE MOORE
	Name:	Tara Lynne Moore
	Title:	Vice President

J.P. MORGAN EUROPE LIMITED, as London Agent,
by	/s/ CHING LOH
	Name:	Ching Loh
	Title:	Associate

Lender signature page to the
First Amendment and Waiver to the
Pall Corporation Credit Agreement
To approve the First Amendment and Waiver:
Name of Lender,

Banca Nazionale del Lavoro SpA, New York Branch
by	/s/ DONNA LA SPINA
	Name:	Donna La Spina
	Title:	Relationship Manager

For any Lender requiring a second signature line:

by	/s/ ELISA GIULIANO-ZUCARO
	Name:	Elisa Giuliano-Zucaro
	Title:	Vice President

Lender signature page to the
First Amendment and Waiver to the
Pall Corporation Credit Agreement
To approve the First Amendment and Waiver:
Name of Lender,

Bank of America, N.A.
by	/s/ MARTHA NOVAK
	Name:	Martha Novak
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

Lender signature page to the
First Amendment and Waiver to the
Pall Corporation Credit Agreement
To approve the First Amendment and Waiver:
Name of Lender,

Bank of Tokyo-Mitsubishi UFJ Trust Company
by	/s/ L. BRESSLER
	Name:	L. Bressler
	Title:	SVP & Manager

For any Lender requiring a second signature line:

by
Name:
Title:

Lender signature page to the
First Amendment and Waiver to the
Pall Corporation Credit Agreement
To approve the First Amendment and Waiver:
Name of Lender,

Comerica Bank
by	/s/ SARAH WEST
	Name:	Sarah West
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

Lender signature page to the
First Amendment and Waiver to the
Pall Corporation Credit Agreement
To approve the First Amendment and Waiver:
Name of Lender,

HSBC Bank USA, National Association
by	/s/ GARY SARRO
	Name:	Gary Sarro
	Title:	First Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

Lender signature page to the
First Amendment and Waiver to the
Pall Corporation Credit Agreement
To approve the First Amendment and Waiver:
Name of Lender,

The Royal Bank of Scotland plc
by	/s/ L. PETER YETMAN
	Name:	L. Peter Yetman
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

Lender signature page to the
First Amendment and Waiver to the
Pall Corporation Credit Agreement
To approve the First Amendment and Waiver:
Name of Lender,

Sumitomo Mitsui Banking Corporation
by	/s/ LEO E. PAGARIGAN
	Name:	Leo E. Pagarigan
	Title:	General Manager

For any Lender requiring a second signature line:

by
Name:
Title:

Lender signature page to the
First Amendment and Waiver to the
Pall Corporation Credit Agreement
To approve the First Amendment and Waiver:
Name of Lender,

UBS Loan Finance LLC
by	/s/ DAVID B. JULIE
	Name:	David B. Julie
	Title:	Associate Director Banking Products Services, US

For any Lender requiring a second signature line:

by	/s/ RICHARD L. TAVROW
	Name:	Richard L. Tavrow
	Title:	Director Banking Products Services, US

Lender signature page to the
First Amendment and Waiver to the
Pall Corporation Credit Agreement
To approve the First Amendment and Waiver:
Name of Lender,

Wachovia Bank, N.A.
by	/s/ ROBERT J. MILAS
	Name:	Robert J. Milas
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title: